                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of report (date of earliest event reported):
                                September 3, 1999



                                   PANJA INC.
                                   ----------
             (Exact name of registrant as specified in its charter)

      Texas                         0-26924                       75-1815822
 ---------------                  ------------               -------------------
 (State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


                             11995 FORESTGATE DRIVE
                               DALLAS, TEXAS 75243
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (972) 644-3048


                                 AMX CORPORATION
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         The name of the Company was changed on September 3, 1999 to Panja Inc. Such change of name was approved by the shareholders of the Company on September 3, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (c)      Exhibit.

                  99.1 Articles of Amendment to Articles of Incorporation of AMX Corporation filed with the Secretary of State of Texas on September 3, 1999 changing the name of the Company to Panja Inc.

                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PANJA INC.


September 9, 1999                  By: /s/ Joe Hardt
                                       -----------------------------------------
                                           Joe Hardt
                                           President and Chief Executive Officer

                                       3

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                                  EXHIBIT INDEX

Exhibit No.                                    Description
-----------                                    -----------
99.1                       Articles of Amendment to Articles of Incorporation
                           of AMX Corporation filed with the Secretary of State
                           of Texas on September 3, 1999 changing the name of
                           the Company to Panja Inc.